UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

KAYDON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-12640 (Commission File Number)	13-3186040 (IRS Employer Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information.

     On May 6, 2005, Kaydon Corporation (the “Company”) issued a press release announcing that its Board of Directors has authorized a new share repurchase program of up to 5.0 million shares of the Company’s common stock.

     A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference. The press release is also available on the Company’s website, which is www.kaydon.com.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99	Press Release dated May 6, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 9, 2005	KAYDON CORPORATION
	By:	/s/ Kenneth W. Crawford
Kenneth W. Crawford
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated May 6, 2005